Exhibit 99.1
FIRST FINANCIAL HOLDINGS, INC.
2440 Mall Drive – Charleston, S.C. 29406
843-529-5933 – FAX: 843-529-5883

NEWS	NEWS	NEWS	NEWS	NEWS

Contact:	Dorothy B. Wright
Senior Vice President/Investor Relations and Corporate Secretary
(843) 529-5931 / (843) 729-7005
dwright@firstfinancialholdings.com

 FIRST FINANCIAL HOLDINGS, INC.
ANNOUNCES THIRD QUARTER FISCAL 2010 RESULTS
AND QUARTERLY DIVIDEND PAYMENT

Charleston, South Carolina (July 26, 2010) – First Financial Holdings, Inc. (“First Financial” or the “Company”) (NASDAQ GSM: FFCH), the holding company for First Federal Savings and Loan Association of Charleston (“First Federal” or the “Association”), today reported results for the third quarter of its fiscal year ending September 30, 2010.  The net loss for the quarter ended June 30, 2010 was ($12.0) million compared to net income before extraordinary item of $5.2 million from the comparative quarter ended June 30, 2009.  Basic and diluted loss per share was ($0.73) for the current quarter, compared to $0.44 income per basic and diluted share before the extraordinary item for the quarter ended June 30, 2009.  Including the preferred stock dividend and related accretion, the net loss to common shareholders was ($13.0) million, or ($0.79) per diluted share, for the third quarter, compared to net income of $33.1 million, or $2.83 per diluted share, for the third quarter one year ago.  Net loss and diluted loss per share for the nine months ended June 30, 2010 totaled ($35.6) million or ($2.16) compared with a net income before extraordinary item of $1.7 million or $0.15 per diluted share, for the nine months ended June 30, 2009.

President and Chief Executive Officer R. Wayne Hall commented, “As planned, we completed our targeted reviews of commercial real estate and business loans greater than $1 million this quarter.  As in previous quarters, our earnings continued to be reduced by our provision for loan losses.  We are encouraged by the decline in delinquencies and net charge-offs during the third quarter and by signs of stabilization in real estate values.”  On July 8, 2010, the Company announced asset quality and operating results estimates.  The Company recognized a provision for loan losses of $36.4 million for the quarter ended June 30, 2010 compared to $45.9 million for the quarter ended March 31, 2010, and $12.4 million for the quarter ended June 30, 2009.  Hall explained, “Losses incurred during the quarter as a result of both our regular ongoing loan review and our targeted reviews have been charged-off or reserved.”  The allowance for loan losses was 3.36% of gross loans at June 30, 2010.  Problem assets, which include non-accrual loans, accruing loans 90 days or more past due and real estate owned, as a percentage of total assets were 4.35% at June 30, 2010 compared with 4.37% at March 31, 2010 and 2.20% at June 30, 2009.

Compared with the quarter ended March 31, 2010, the net interest margin remained flat at 3.92% for the quarter ended June 30, 2010.  Net interest income for the quarter ended June 30, 2010 was $31.2 million, decreasing slightly from $31.5 million for the linked quarter ended March 31, 2010.  Total deposits also remained relatively stable at $2.45 billion at June 30, 2010 compared to $2.44 billion at March 31, 2010.

Mortgage banking income was $2.4 million for the third quarter of fiscal 2010, an increase of $369 thousand or 17.8% from the linked quarter ended March 31, 2010 and an increase of $1.5 million or 147.2% from the comparative quarter ended June 30, 2009.  The linked and comparable quarter increases are the result of increases in the volume of loans sold due to the lower mortgage rate environment combined with the positive impact of the hedging strategies utilized to protect the value of our capitalized mortgage servicing asset from interest rate risk.

During the quarter ended June 30, 2010, the Company recognized a credit-related other than temporary impairment (“OTTI”) charge totaling $311 thousand on seven collateralized debt obligation (“CDO”) investments.  This was down considerably from credit-related OTTI charges of $1.8 million for the linked quarter as there has been some stabilization in the CDO market.  In addition, we have a recovery in value through Other Comprehensive Income from one significant corporate security previously charged off as OTTI.  Total CDOs, comprised of financial institution trust preferred securities, were $4.0 million or less than 1.0% of our total investment portfolio at June 30, 2010.

Core other income, excluding impairment on investment securities and gains on disposition of assets, was $17.5 million for the third quarter of fiscal 2010 compared to $15.7 million for the second quarter of fiscal 2010 and $13.3 million for the quarter ended June 30, 2009.  The linked quarter difference was primarily attributable to a one-time $1.5 million final settlement received from the Federal Deposit Insurance Corporation (“FDIC”) in conjunction with the Cape Fear Bank acquisition. Total revenues, defined as net interest income plus core other income was $48.8 million for the quarter ended June 30, 2010, a slight decrease from $48.9 million during the comparable quarter ended June 30, 2009.

Insurance revenues for the quarter ended June 30, 2010 were $6.3 million compared to $6.5 million for the comparable quarter one year ago.  Insurance revenues have been under stress as a result of current market conditions.  However, this segment continues to be a strong contributor to our total non-interest income.

Total other expense increased by $735 thousand, or 2.4%, to $31.6 million for the quarter ended June 30, 2010 compared to $30.9 million for the quarter ended March 31, 2010.  Decreases in salaries and benefits, occupancy and marketing were offset by increases attributable to higher legal and professional fees during the quarter as compared to the prior quarter, and premium deficiency reserve increases for our reinsurance subsidiary.

The Company also announced today that its Board of Directors has declared a regular quarterly cash dividend of $0.05 per share.  The dividend is payable August 27, 2010 to stockholders of record as of August 13, 2010.

 “As we finish fiscal 2010 and move into fiscal 2011, our priorities will continue to be the resolution of our problem assets and a return to profitability.  We are also focused on the roll-out of our Business Banking model in fiscal 2011 and enhancing overall efficiencies throughout the organization.” Hall stated.

Hall concluded, “During the coming weeks, we will be evaluating the impact of The Financial Reform and Consumer Protection Act on our operations.  Our board of directors, officers and staff remain focused on executing our strategies and delivering long-term value to our clients and stakeholders.”

As of June 30, 2010, First Financial’s total assets were $3.3 billion, net loans receivable totaled $2.5 billion and deposits were $2.4 billion.  Stockholders’ equity was $323.8 million and book value per common share totaled $15.66 at June 30, 2010.  Our consolidated equity-to-assets ratio was 9.7% at June 30, 2010, compared to 9.9% and 8.1% at March 31, 2010 and June 30, 2009, respectively.  On May 21, 2010 First Financial contributed $30 million of holding company funds to First Federal as regulatory capital.  As of June 30, 2010, First Federal remained categorized as “well capitalized” under regulatory standards. First Federal’s total risk based capital ratio was 12.46% at June 30, 2010, compared to 11.10% and 10.80% at March 31, 2010 and June 30, 2009, respectively.

As a participant in the Treasury’s Capital Purchase Program, the Company continues to use this capital to help borrowers avoid foreclosure in our markets, and to expand our loan and investment portfolios.  The Company paid a dividend of $813 thousand to the U.S. Treasury for its investment during the third quarter of fiscal 2010.

First Federal operates 65 offices located in the Charleston metropolitan area, Horry, Georgetown, Florence and Beaufort counties in South Carolina and Brunswick, New Hanover and Pender counties in coastal North Carolina offering banking, trust and pension administration services.  The Company also provides insurance and brokerage services through First Southeast Insurance Services, The Kimbrell Insurance Group and First Southeast Investor Services. In addition, the Company provides retirement plan consulting and administrative services through First Southeast 401(k) Fiduciaries, Inc.

NOTE:  R. Wayne Hall, President and CEO of the Company, and Blaise B. Bettendorf, Executive Vice President and CFO, will discuss these results in a conference call at 2:00 PM (EDT), July 26, 2010.  The call can be accessed via a webcast available on First Financial’s website at www.firstfinancialholdings.com.

Forward Looking Statements

Certain matters in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, including operating efficiencies, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. Management’s ability to predict results or the effect of future plans or strategies is inherently uncertain. The Company’s actual results, performance or achievements may differ materially from those suggested, expressed or implied by these forward-looking statements as a result of a wide range of factors. These factors include, but are not limited to, the general business environment, general economic conditions nationally and in the States of North and South Carolina, interest rates, the North and South Carolina real estate markets, the demand for mortgage loans, the credit risk of lending activities, including changes in the level and trend of loan delinquencies and charge-offs, changes in our allowance for loan losses and provision for loan losses that may be affected by deterioration in the housing and real estate markets; results of examinations by our banking regulators, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; our ability to control operating costs and expenses, our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K for the fiscal year ended September 30, 2009. Accordingly, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on these statements.

Such forward-looking statements may include projections.  Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts nor have such projections been audited, examined or otherwise reviewed by independent auditors of the Company.  In addition, such projections are based upon many estimates and inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of the Company.  Accordingly, actual results may be materially higher or lower than those projected.  The inclusion of such projections herein should not be regarded as a representation by the Company that the projections will prove to be correct.  The Company does not undertake to update any forward-looking statement that may be made on behalf of the Company.

For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com or contact Dorothy B. Wright, Senior Vice President-Investor Relations and Corporate Secretary, (843) 529-5931 or (843) 729-7005.

FIRST FINANCIAL HOLDINGS, INC.
UNAUDITED CONSOLIDATED FINANCIAL HIGHLIGHTS
(in thousands, except share data)

				Fiscal Year
STATEMENT OF FINANCIAL CONDITION	06/30/10	03/31/10	06/30/09	09/30/09
				(audited)
ASSETS
Cash and cash equivalents	$62,008	$62,087	$92,097	$78,070
Investments available for sale, at fair value	12,843	12,105	16,857	13,756
Investments held to maturity	22,512	22,496	22,074	22,401
Investments in capital stock of FHLB	46,141	46,141	46,093	46,141
Mortgage-backed securities available for sale, at fair value	400,774	434,309	522,355	478,980
Loans receivable, gross	2,590,819	2,612,215	2,663,997	2,661,742
Less: allowance for loan losses	86,945	82,731	54,499	68,473
Loans receivable, net	2,503,874	2,529,484	2,609,498	2,593,269
Loans held for sale	15,030	12,681	63,311	25,603
Accrued interest receivable	10,333	10,808	12,509	12,058
Office properties and equipment, net	83,529	83,417	81,136	81,021
Real estate and other assets acquired in settlement of loans	12,543	11,957	12,927	22,002
Goodwill	28,260	28,024	27,996	29,278
Intangible assets	9,997	10,228	7,783	8,683
Residential mortgage servicing rights, at fair value	10,593	12,279	10,703	11,166
FDIC indemnification receivable, net	66,794	65,461	61,541	62,754
Other assets	39,113	39,390	20,186	25,105
Total assets	$3,324,344	$3,380,867	$3,607,066	$3,510,287

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits accounts
Noninterest-bearing	$207,196	$203,937	$203,354	$190,159
Interest bearing	2,240,599	2,233,655	2,137,701	2,113,452
Total deposits	2,447,795	2,437,592	2,341,055	2,303,611
Advances from FHLB	478,364	530,493	492,880	492,751
Other short-term borrowings	813	812	373,812	258,813
Long-term debt	46,392	46,392	46,392	46,392
Advances by borrowers for taxes and insurance	4,857	3,889	4,316	5,193
Outstanding checks	11,005	12,549	10,144	10,729
Accounts payable and other liabilities	11,321	14,139	45,438	41,149
Total liabilities	3,000,547	3,045,866	3,314,037	3,158,638

Stockholders’ equity:
Series A preferred stock	1	1	1	1
Common stock	215	215	166	208
Additional paid-in capital	195,175	194,851	124,252	185,249
Retained income, substantially restricted	224,871	238,678	269,792	265,821
Accumulated other comprehensive income, net of income taxes	7,098	4,819	2,381	3,933
Treasury stock, at cost	(103,563)	(103,563)	(103,563)	(103,563)
Total stockholders’ equity	323,797	335,001	293,029	351,649
Total liabilities and stockholders’ equity	$3,324,344	$3,380,867	$3,607,066	$3,510,287

Stockholders’ equity to total assets	9.74%	9.91%	8.12%	10.02%

Common shares outstanding at period end	16,527	16,527	11,699	15,897

Book value per common share	$15.66	$16.34	$19.49	$18.03

FIRST FINANCIAL HOLDINGS, INC.
UNAUDITED CONSOLIDATED FINANCIAL HIGHLIGHTS
(in thousands, except share data)

	Quarter Ended (Unaudited)			Nine Months Ended
STATEMENT OF INCOME	06/30/10	03/31/10	06/30/09	06/30/10	06/30/09

INTEREST INCOME
Interest and fees on loans	$37,485	$38,267	$42,092	$115,770	$115,733
Interest on mortgaged-backed securities	5,434	6,027	8,317	17,894	21,748
Interest and dividends on investments	458	113	848	1,105	1,472
Other	904	1,009	9	3,028	28
Total interest income	44,281	45,416	51,266	137,797	138,981
INTEREST EXPENSE
Interest on deposits	8,189	7,835	9,457	24,742	31,486
Interest on borrowed money	4,863	6,085	6,270	17,442	19,864
Total interest expense	13,052	13,920	15,727	42,184	51,350
NET INTEREST INCOME	31,229	31,496	35,539	95,613	87,631
Provision for loan losses	36,373	45,915	12,367	107,615	45,602
Net interest (loss) income after provision for loan losses	(5,144)	(14,419)	23,172	(12,002)	42,029
NON-INTEREST INCOME
Net impairment losses recognized in earnings	(311)	(1,818)	(377)	(2,623)	(3,379)
Brokerage fees	644	550	383	1,690	1,496
Insurance revenues	6,292	7,502	6,535	19,217	18,747
Service charges and fees on deposit accounts	6,109	5,708	5,688	17,634	16,636
Mortgage banking income	2,437	2,068	986	6,916	5,398
Gains on disposition of assets	33	46	37	1,354	125
Other	2,039	(83)	(280)	2,122	(152)
Total non-interest income	17,243	13,973	12,972	46,310	38,871
NON-INTEREST EXPENSE
Salaries and employee benefits	19,060	19,139	15,640	56,077	46,439
Occupancy costs	2,306	2,439	2,215	7,189	6,489
Marketing	528	559	479	1,655	1,551
Furniture and equipment expense	2,256	2,052	2,202	6,447	5,269
Amortization of intangibles	231	243	202	717	608
Other	7,260	6,474	7,409	21,013	18,231
Total non-interest expense	31,641	30,906	28,147	93,098	78,587
(Loss) income before income taxes	(19,542)	(31,352)	7,997	(58,790)	2,313
Income tax (benefit) expense	(7,513)	(12,296)	2,842	(23,173)	584
(Loss) income before extraordinary item	(12,029)	(19,056)	5,155	(35,617)	1,729
EXTRAORDINARY ITEM
Gain on acquisition, less income taxes of $18,833	-	-	28,857	-	28,857
NET (LOSS) INCOME	$(12,029)	$(19,056)	$34,012	$(35,617)	$30,586
Preferred stock dividends	813	813	813	2,439	1,851
Accretion on preferred stock discount	140	138	132	414	297
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(12,982)	$(20,007)	$33,067	$(38,470)	$28,438

Net (loss) income per common share before extraordinary item:
Basic	$(0.73)	$(1.15)	$0.44	$(2.16)	$0.15
Diluted	$(0.73)	$(1.15)	$0.44	$(2.16)	$0.15
Net (loss) income per common share:
Basic	$(0.73)	$(1.15)	$2.91	$(2.16)	$2.61
Diluted	$(0.73)	$(1.15)	$2.91	$(2.16)	$2.61
Net (loss) income per common share available to common shareholders:
Basic	$(0.79)	$(1.21)	$2.83	$(2.33)	$2.43
Diluted	$(0.79)	$(1.21)	$2.83	$(2.33)	$2.43

Average number shares outstanding	16,527	16,526	11,699	16,506	11,697
Average number diluted shares outstanding	16,527	16,526	11,699	16,506	11,697

Ratios:
Return on average equity (1)	(14.54%)	(22.02%)	7.16%	(13.78%)	0.94%
Return on average assets (1)	(1.43%)	(2.22%)	0.57%	(1.39%)	0.07%
Net interest margin	3.92%	3.92%	4.16%	3.93%	3.81%
Total other expense / average assets	3.77%	3.61%	3.12%	3.62%	3.17%
Efficiency ratio (2)	63.19%	62.87%	56.42%	62.02%	59.32%
Net charge-offs / average gross loans, annualized	4.94%	5.56%	1.43%	4.51%	1.02%

(1) Calculated using income before extraordinary items.
(2) Excludes from income gains / (losses) on sales of securities, net real estate operations, and realized impairment on investments.
Excludes from expenses amortization of intangibles.
Please Note: Certain prior period amounts have been reclassified to conform to current period presentation.

	FIRST FINANCIAL HOLDINGS, INC. (dollars in thousands) Quarter Ended (Unaudited)
BALANCE SHEET	06/30/10	03/31/10	12/31/09	09/30/09	06/30/09	03/31/09	12/31/08	09/30/08	06/30/08

ASSETS
Cash and cash equivalents	$62,008	$62,087	$66,429	$78,070	$92,097	$66,007	$62,334	$62,949	$72,735
Investments available for sale, at fair value	12,843	12,105	12,785	13,756	16,857	12,240	16,259	17,094	21,080
Investments held to maturity	22,512	22,496	22,481	22,401	22,074	2,733	2,633	2,043	2,043
Investments in capital stock of FHLB	46,141	46,141	46,141	46,141	46,093	37,575	38,693	41,832	38,637
Mortgage-backed securities available for sale, at fair value	400,774	434,309	465,983	478,980	522,355	538,402	403,797	351,110	353,257
Loans receivable, gross	2,590,819	2,612,215	2,644,202	2,661,742	2,663,997	2,381,336	2,375,782	2,348,527	2,284,988
Less allowance for loan losses	86,945	82,731	73,534	68,473	54,499	47,490	41,528	23,990	21,023
Loans receivable, net	2,503,874	2,529,484	2,570,668	2,593,269	2,609,498	2,333,846	2,334,254	2,324,537	2,263,965
Loans held for sale	15,030	12,681	22,903	25,603	63,311	48,319	11,804	8,731	4,519
Accrued interest receivable	10,333	10,808	11,460	12,058	12,509	11,570	11,908	12,035	12,302
Office properties and equipment, net	83,529	83,417	80,113	81,021	81,136	81,751	82,322	78,796	77,673
Real estate and other assets acquired in settlement of loans	12,543	11,957	20,864	22,002	12,927	6,312	5,346	4,286	5,442
Goodwill	28,260	28,024	28,025	29,278	27,996	27,996	27,996	27,892	31,869
Intangible assets	9,997	10,228	10,470	8,683	7,783	7,972	8,160	8,349	8,532
Residential mortgage servicing rights, at fair value	10,593	12,279	12,411	11,166	10,703	8,221	8,225	12,550	12,754
FDIC indemnification receivable, net	66,794	65,461	64,130	62,754	61,541	-	-	-	-
Other assets	39,113	39,390	41,285	25,105	20,186	23,595	23,562	21,790	19,220
Total assets	$3,324,344	$3,380,867	$3,476,148	$3,510,287	$3,607,066	$3,206,539	$3,037,293	$2,973,994	$2,924,028

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposit accounts
Noninterest-bearing	$207,196	$203,937	$200,233	$190,159	$203,354	$184,451	$159,770	$175,681	$190,895
Interest bearing	2,240,599	2,233,655	2,077,206	2,113,452	2,137,701	1,810,606	1,766,854	1,675,421	1,674,366
Total deposits	2,447,795	2,437,592	2,277,439	2,303,611	2,341,055	1,995,057	1,926,624	1,851,102	1,865,261
Advances from FHLB	478,364	530,493	565,622	492,751	492,880	609,000	746,000	818,000	747,000
Other short-term borrowings	813	812	181,812	258,813	373,812	263,812	78,812	28,813	22,812
Long-term debt	46,392	46,392	46,392	46,392	46,392	46,392	46,392	46,392	46,392
Advance by borrowers for taxes and insurance	4,857	3,889	1,645	5,193	4,316	3,077	1,658	5,152	4,416
Outstanding checks	11,005	12,549	14,343	10,729	10,144	16,139	12,076	11,872	12,257
Accounts payable and other liabilities	11,321	14,139	34,441	41,149	45,438	18,827	5,653	29,185	37,912
Total liabilities	3,000,547	3,045,866	3,121,694	3,158,638	3,314,037	2,952,304	2,817,215	2,790,516	2,736,050

Stockholders' equity:
Series A preferred stock	1	1	1	1	1	1	1	-	-
Common stock	215	215	214	208	166	166	166	166	166
Additional paid in capital	195,175	194,851	194,654	185,249	124,252	124,084	123,775	58,338	57,677
Retained income, substantially restricted	224,871	238,678	259,511	265,821	269,792	237,308	234,566	244,327	240,992
Accumulated other comprehensive income(loss), net of income taxes	7,098	4,819	3,637	3,933	2,381	(3,761)	(34,867)	(15,966)	(7,583)
Treasury stock, at cost	(103,563)	(103,563)	(103,563)	(103,563)	(103,563)	(103,563)	(103,563)	(103,387)	(103,274)
Total shareholders' equity	323,797	335,001	354,454	351,649	293,029	254,235	220,078	183,478	187,978
Total liabilities and stockholders' equity	$3,324,344	$3,380,867	$3,476,148	$3,510,287	$3,607,066	$3,206,539	$3,037,293	$2,973,994	$2,924,028

Shareholders' equity to total assets	9.74%	9.91%	10.20%	10.02%	8.12%	7.93%	7.25%	6.17%	6.43%
Common shares outstanding	16,527	16,527	16,526	15,897	11,699	11,699	11,697	11,692	11,674
Book value per common share	$15.66	$16.34	$17.52	$18.03	$19.49	$16.18	$13.26	$15.69	$16.10

AVERAGE BALANCES
Total assets	$3,358,635	$3,429,172	$3,487,674	$3,563,973	$3,338,110	$3,130,253	$3,005,644	$2,949,011	$2,906,266
Earning assets	3,192,199	3,256,664	3,311,040	3,382,326	3,427,813	3,004,582	2,867,614	2,763,247	2,714,252
Gross loans	2,605,316	2,643,273	2,663,543	2,666,444	2,632,478	2,413,270	2,371,209	2,317,902	2,264,167
Costing liabilities	2,997,459	3,057,686	3,057,530	3,262,178	3,232,640	2,950,628	2,807,944	2,730,439	2,671,260
Total deposits	2,449,730	2,318,184	2,293,892	2,347,331	2,233,984	1,963,862	1,888,863	1,858,182	1,870,180
Equity	330,829	346,194	356,897	309,287	265,445	230,051	201,778	185,728	187,302

FIRST FINANCIAL HOLDINGS, INC.
(dollars in thousands)

	Quarter Ended (Unaudited)									Fiscal Year
STATEMENT OF INCOME	06/30/10	03/31/10	12/31/09	09/30/09	06/30/09	03/31/09	12/31/08	09/30/08	06/30/08	09/30/09	09/30/08

INTEREST INCOME
Interest and fees on loans	$37,485	$38,267	$40,018	$39,941	$42,092	$36,084	$37,557	$37,885	$37,715	$155,674	$153,539
Interest on mortgage-backed securities	5,434	6,027	6,433	6,675	8,317	7,526	5,904	4,824	4,682	28,422	17,560
Interest and dividends on investments	458	113	534	817	848	114	510	624	801	2,289	3,434
Other	904	1,009	1,115	2,382	9	7	13	37	31	2,411	239
Total interest income	44,281	45,416	48,100	49,815	51,266	43,731	43,984	43,370	43,229	188,796	174,772
INTEREST EXPENSE
Interest on deposits	8,189	7,835	8,718	9,407	9,457	10,486	11,544	11,113	11,673	40,894	50,646
Interest on borrowed money	4,863	6,085	6,494	6,357	6,270	6,284	7,309	8,103	7,547	26,220	32,762
Total interest expense	13,052	13,920	15,212	15,764	15,727	16,770	18,853	19,216	19,220	67,114	83,408
NET INTEREST INCOME	31,229	31,496	32,888	34,051	35,539	26,961	25,131	24,154	24,009	121,682	91,364
Provision for loan losses	36,373	45,915	25,327	21,280	12,367	12,765	20,471	5,217	4,907	66,883	16,939
Net interest (loss) income after provision for loan losses	(5,144)	(14,419)	7,561	12,771	23,172	14,196	4,660	18,937	19,102	54,799	74,425
NON-INTEREST INCOME
Net impairment losses recognized in earnings	(311)	(1,818)	(494)	(615)	(377)	(857)	(2,144)	(486)	-	(3,993)	(486)
Gain on sale of investment securities	-	-	-	-	-	-	-	-	4	-	750
Brokerage fees	644	550	496	533	383	632	480	672	665	2,028	2,923
Insurance revenues	6,292	7,502	5,423	5,921	6,535	6,966	5,245	6,342	7,432	24,667	24,830
Service charges and fees on deposit accounts	6,109	5,708	5,817	5,864	5,688	5,280	5,669	6,132	5,912	22,501	23,901
Mortgage banking income	2,437	2,068	2,411	2,672	986	2,652	1,760	818	1,828	8,070	7,456
Gains on disposition of assets	33	46	1,275	37	37	36	52	913	43	162	1,052
Other	2,039	(83)	166	978	(280)	(69)	197	681	504	826	2,475
Total non-interest income	17,243	13,973	15,094	15,390	12,972	14,640	11,259	15,072	16,388	54,261	62,901
NON-INTEREST EXPENSE
Salaries & employee benefits	19,060	19,139	17,878	18,227	15,640	13,637	17,162	14,675	16,625	64,666	65,271
Occupancy costs	2,306	2,439	2,444	2,446	2,215	2,129	2,145	2,148	2,016	8,935	8,210
Marketing	528	559	568	586	479	422	650	459	685	2,137	2,408
Furniture and equipment expense	2,256	2,052	2,139	2,277	2,202	1,572	1,495	1,622	1,445	7,546	5,867
Amortization of intangibles	231	243	243	222	202	203	189	244	216	816	673
Other	7,260	6,474	7,279	6,866	7,409	5,882	4,955	4,764	4,728	25,112	17,900
Total non-interest expense	31,641	30,906	30,551	30,624	28,147	23,845	26,596	23,912	25,715	109,212	100,329
(Loss) income before income taxes	(19,542)	(31,352)	(7,896)	(2,463)	7,997	4,991	(10,677)	10,097	9,775	(152)	36,997
Income tax (benefit) expense	(7,513)	(12,296)	(3,364)	(1,199)	2,842	1,872	(4,130)	3,788	3,873	(615)	14,359
(Loss) income before extraordinary item	(12,029)	(19,056)	(4,532)	(1,264)	5,155	3,119	(6,547)	$6,309	$5,902	$463	$22,638
EXTRAORDINARY ITEM
Gain on acquisition, less income tax of $18,833	-	-	-	-	28,857	-	-	-	-	28,857	-
NET (LOSS) INCOME	(12,029)	(19,056)	(4,532)	(1,264)	34,012	3,119	(6,547)	6,309	5,902	29,320	22,638
Preferred stock dividends	813	813	813	802	813	813	235	-	-	2,663	-
Accretion on preferred stock discount	140	138	136	127	132	130	42	-	-	431	-
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(12,982)	$(20,007)	$(5,481)	$(2,193)	$33,067	$2,176	$(6,824)	$6,309	$5,902	$26,226	$22,638

Pre-tax, pre-provision earnings	$16,831	$14,563	$17,431	$18,817	$20,364	$17,756	$9,794	$15,314	$14,682	$66,731	$53,936

Note: Certain prior period amounts have been reclassified to conform to current period presentation.

Average shares outstanding, basic	16,527	16,526	16,464	11,791	11,699	11,699	11,694	11,683	11,668	11,721	11,664
Average shares outstanding, diluted	16,527	16,526	16,464	11,791	11,699	11,699	11,694	11,688	11,679	11,721	11,692
(Loss) income per common share before extraordinary item - basic	$(0.73)	$(1.15)	$(0.28)	$(0.11)	$0.44	$0.27	$(0.56)	$0.54	$0.51	$0.04	$1.94
(Loss) income per common share before extraordinary item - diluted	$(0.73)	$(1.15)	$(0.28)	$(0.11)	$0.44	$0.27	$(0.56)	$0.54	$0.51	$0.04	$1.94
(Loss) income per common share - basic	$(0.73)	$(1.15)	$(0.28)	$(0.11)	$2.91	$0.27	$(0.56)	$0.54	$0.51	$2.50	$1.94
(Loss) income per common share - diluted	$(0.73)	$(1.15)	$(0.28)	$(0.11)	$2.91	$0.27	$(0.56)	$0.54	$0.51	$2.50	$1.94
(Loss) income per common share available to common shareholders - basic	$(0.79)	$(1.21)	$(0.33)	$(0.19)	$2.83	$0.19	$(0.58)	$0.54	$0.51	$2.24	$1.94
(Loss) income per common share available to common shareholders - diluted	$(0.79)	$(1.21)	$(0.33)	$(0.19)	$2.83	$0.19	$(0.58)	$0.54	$0.51	$2.24	$1.94
Dividends paid per common share, authorized	$0.05	$0.05	$0.05	$0.05	$0.05	$0.05	$0.255	$0.255	$0.255	$0.41	$1.02

First Financial Holdings, Inc.
(dollars in thousands)

	Quarter Ended (unaudited)									Fiscal Year
	06/30/10	03/31/10	12/31/09	09/30/09	06/30/09	03/31/09	12/31/08	09/30/08	06/30/08	09/30/09	09/30/08
OTHER RATIOS
Return on average equity	(14.54%)	(22.02%)	(5.08%)	(1.57%)	7.16%	5.26%	(12.98%)	13.59%	12.60%	0.17%	12.16%
Return on average assets	(1.43%)	(2.22%)	(0.52%)	(0.14%)	0.57%	0.40%	(0.87%)	0.86%	0.81%	0.01%	0.79%
Average yield on earning assets	5.56%	5.66%	5.76%	5.84%	6.00%	5.90%	6.08%	6.24%	6.40%	5.89%	6.53%
Average cost of paying liabilities	1.75%	1.85%	1.97%	1.90%	1.94%	2.29%	2.64%	2.80%	2.89%	2.22%	3.17%
Gross spread	3.82%	3.81%	3.79%	3.94%	4.06%	3.61%	3.44%	3.44%	3.51%	3.68%	3.36%
Net interest margin	3.92%	3.92%	3.94%	3.99%	4.16%	3.64%	3.48%	3.48%	3.56%	3.79%	3.41%
Operating expenses/average assets	3.77%	3.61%	3.50%	3.44%	3.12%	3.05%	3.54%	3.24%	3.54%	3.31%	3.50%
Efficiency ratio	63.19%	62.87%	60.20%	60.46%	56.42%	55.74%	68.20%	61.36%	63.47%	59.62%	64.33%

Note: Average yields, costs and margins for prior periods adjusted to actual days

COMPOSITION OF GROSS LOAN PORTFOLIO
Residential mortgages (1-4 Family)	$997,345	$973,670	$966,211	$949,518	$927,296	$882,511	$882,857	$886,488	$874,173
Residential construction (1-4 Family)	20,017	31,593	32,804	41,133	56,683	56,438	67,980	70,396	73,064
Commercial real estate	439,646	434,310	436,842	435,298	435,923	322,663	314,516	307,903	291,712
Commercial construction	29,893	44,176	48,439	53,219	47,397	41,490	39,380	40,827	36,791
Commercial business	86,423	86,017	88,728	96,559	106,053	93,024	95,638	89,764	90,070
Land	222,564	250,925	278,982	300,130	306,810	251,103	252,713	247,862	243,395
Home equity lines of credit	398,366	401,340	400,803	394,075	394,794	356,281	344,526	325,354	301,184
Manufactured housing	264,652	255,819	250,124	244,214	239,043	232,515	227,698	223,476	218,312
Credit cards	18,069	17,797	18,471	17,483	16,949	16,128	16,790	16,125	15,824
Marine	68,666	70,756	73,799	76,748	77,819	77,836	79,901	83,464	83,964
Other consumer	45,178	45,812	48,999	53,365	55,230	51,347	53,783	56,868	56,499
	2,590,819	2,612,215	2,644,202	2,661,742	2,663,997	2,381,336	2,375,782	2,348,527	2,284,988
Less: Allowance for loan losses	86,945	82,731	73,534	68,473	54,499	47,490	41,528	23,990	21,023
Total	$2,503,874	$2,529,484	$2,570,668	$2,593,269	$2,609,498	$2,333,846	$2,334,254	$2,324,537	$2,263,965

Loans held for sale	$15,030	$12,681	$22,903	$25,603	$63,311	$48,319	$11,804	$8,731	$4,519

LOAN AND REO LOSS RESERVES
Total allowance for loan losses	$86,945	$82,731	$73,534	$68,473	$54,499	$47,490	$41,528	$23,990	$21,023
Loan loss reserves/gross loans	3.36%	3.17%	2.78%	2.57%	2.05%	1.99%	1.74%	1.02%	0.92%
Provision for loan losses	36,373	45,915	25,327	21,280	12,367	12,765	20,471	5,217	4,907
Net loan charge-offs	32,159	36,718	20,266	7,307	9,490	6,803	2,933	2,251	1,785
Net charge-offs/average gross loans	1.23%	1.39%	0.76%	0.27%	0.36%	0.28%	0.12%	0.10%	0.08%
Annualized net charge-offs/average gross loans	4.94%	5.56%	3.04%	1.10%	1.43%	1.13%	0.49%	0.39%	0.32%
Loan loss reserves/non-performing loans	65.75%	60.94%	67.55%	85.00%	82.01%	86.57%	118.02%	116.27%	126.33%

COMPOSITION OF DEPOSITS
Checking	$592,934	$570,872	$562,060	$527,795	$543,232	$500,619	$461,179	$474,301	$488,595
Savings	163,468	163,451	153,674	154,342	145,541	137,854	126,261	129,466	133,414
Money Market	346,535	345,752	338,930	344,220	341,209	296,557	303,866	345,327	372,617
Core Deposits	1,102,937	1,080,075	1,054,664	1,026,357	1,029,982	935,030	891,306	949,094	994,626
Time Deposits	1,344,858	1,357,517	1,222,775	1,277,254	1,311,073	1,060,027	1,035,318	902,008	870,635
Total Deposits	$2,447,795	$2,437,592	$2,277,439	$2,303,611	$2,341,055	$1,995,057	$1,926,624	$1,851,102	$1,865,261

First Financial Holdings, Inc.
(dollars in thousands)

	Quarter Ended (unaudited)
	06/30/10	03/31/10	12/31/09	09/30/09

DELINQUENT LOANS (30 - 89 days past due, not on nonaccrual)
Residential mortgages (1-4 Family)	$8,622	$12,253	$12,754	$13,603
Residential construction (1-4 Family)	-	181	947	662
Commercial real estate	4,158	10,148	6,577	4,249
Commercial construction	-	1,420	-	-
Commercial business	1,543	2,769	2,778	586
Land	2,049	3,105	8,474	9,242
Home equity lines of credit	5,320	5,217	4,721	2,231
Manufactured housing	2,992	3,807	3,697	3,132
Credit cards	306	277	239	103
Marine	425	981	1,755	811
Other consumer	221	317	1,057	793
	$25,636	$40,475	$42,999	$35,412

DELINQUENT LOANS TO GROSS LOAN BALANCE
Residential mortgages (1-4 Family)	0.86%	1.26%	1.32%	1.43%
Residential construction (1-4 Family)	-	0.57%	2.89%	1.61%
Commercial real estate	0.95%	2.34%	1.51%	0.98%
Commercial construction	-	3.21%	-	-
Commercial business	1.79%	3.22%	3.13%	0.61%
Land	0.92%	1.24%	3.04%	3.08%
Home equity lines of credit	1.34%	1.30%	1.18%	0.57%
Manufactured housing	1.13%	1.49%	1.48%	1.28%
Credit cards	1.69%	1.56%	1.29%	0.59%
Marine	0.62%	1.39%	2.38%	1.06%
Other consumer	0.49%	0.69%	2.16%	1.49%
	0.99%	1.55%	1.63%	1.33%

PROBLEM ASSETS
Residential mortgages (1-4 Family)	$29,019	$27,692	$25,731	$19,820
Residential construction (1-4 Family)	2,256	4,028	4,041	4,448
Commercial real estate	23,917	20,885	19,217	6,795
Commercial construction	3,481	3,353	-	2,284
Commercial business	3,706	4,270	3,315	678
Land	57,807	62,881	45,314	38,438
Home equity lines of credit	8,531	9,341	7,996	5,466
Manufactured housing	3,189	2,899	2,715	2,280
Marine	136	166	245	142
Other consumer	16	143	168	81
Total nonaccrual loans	132,058	135,658	108,742	80,432
Accruing loans 90 days or more delinquent	170	104	124	121
Real estate and other assets acquired in settlement of loans	12,543	11,957	20,864	22,002
	$144,771	$147,719	$129,730	$102,555
As a percent of gross loans and REO and repossed assets	5.56%	5.63%	4.87%	3.82%
As a percent of total assets	4.35%	4.37%	3.73%	2.92%

COMPOSITION OF NET CHARGE OFFS
Residential mortgages (1-4 Family)	$5,801	$3,821	$1,328	$943
Residential construction (1-4 Family)	907	1,096	807	569
Commercial real estate	2,307	7,131	1,022	166
Commercial construction	1,264	-	953	-
Commercial business	1,980	1,027	652	654
Land	13,153	18,313	10,657	1,501
Home equity lines of credit	4,966	3,309	2,618	1,549
Manufactured housing	950	638	745	866
Credit cards	187	264	254	228
Marine	401	621	612	377
Other consumer	243	498	618	454
	$32,159	$36,718	$20,266	$7,307